[logo]

                                 LIBERTY NEWPORT
                                ASIA PACIFIC FUND

                                  ANNUAL REPORT
                                  JUNE 30, 2001


[Graphic Omitted]

-------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

[Photo of Stephen E. Gibson]

Dear Shareholder:

Investing abroad offers many potential advantages. It gives you exposure to a wider range of investment opportunities and broader diversification. While this strategy is often worthwhile, recently its merits have been harder to find, especially in the Asia Pacific markets. Nevertheless, we believe that it would be shortsighted to overlook the impressive economic growth taking place in China and the possibility of real reforms in Japan.

Staying the course with your investments can be hard to do, especially during periods of uncertainty or change. However, we believe it's important for long-term investors to maintain exposure to the international markets, particularly because it is hard to know exactly when these markets may turn around.

Over the past 12 months we have witnessed a global slowdown, seen disappointing earnings and heard profit-warning announcements from companies around the world. These factors generally depressed the global markets, including those in the Asia Pacific region. However, the declines did not reflect the strong, long-term fundamentals that your fund's management team has been seeing at many companies they follow.

Your fund's portfolio managers, Chris Legallet and David Smith, highlight the opportunities in the Asia Pacific region and share their outlook for the fund beginning on page 2. I encourage you to take a look at what they have to say.

Thank you for your continued investment in Liberty Newport Asia Pacific Fund.

    Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President

  PERFORMANCE HIGHLIGHTS
  NET ASSET VALUE PER SHARE as of 6/30/01 ($)
        Class A                                                    16.50
        Class B                                                    16.19
        Class C                                                    16.18
        Class S                                                    16.54
        Class Z                                                    16.57

  DISTRIBUTIONS DECLARED PER SHARE
        7/1/00 - 6/30/01 ($)
        Class A                                                    0.631
        Class B                                                    0.631
        Class C                                                    0.631
        Class S (from 2/01/01)                                     0.000
        Class Z                                                    0.631

Since economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

                                                   ----------------------------
                                                   NOT FDIC    MAY LOSE VALUE
                                                    INSURED   NO BANK GUARANTEE
                                                   ----------------------------

-------------------------------------------------------------------------------
PERFORMANCE INFORMATION -- LIBERTY NEWPORT ASIA PACIFIC FUND
-------------------------------------------------------------------------------

Value of a $10,000 Investment
in Liberty Newport Asia Pacific Fund
8/19/98 - 6/30/01

PERFORMANCE OF A $10,000 INVESTMENT
IN ALL SHARE CLASSES FROM
8/19/98 - 6/30/01 ($)

                                                       without          with
                                                        sales           sales
                                                       charge          charge
------------------------------------------------------------------------------
Class A                                                 18,113          17,072
------------------------------------------------------------------------------
Class B                                                 17,739          17,439
------------------------------------------------------------------------------
Class C                                                 17,729          17,729
------------------------------------------------------------------------------
Class S                                                 18,157             N/A
------------------------------------------------------------------------------
Class Z                                                 18,200             N/A


           Class A shares         Class A shares           MSCI AC Asia
        without sales charge     with sales charge      Pacific Free Index

            $10,000                 $ 9,425
              9,470                   8,925                  $10,000
             10,200                   9,613                   10,037
             12,130                  11,432                   11,744
             12,869                  12,129                   12,386
             13,297                  12,532                   12,768
             12,914                  12,171                   12,870
             13,105                  12,351                   12,594
             14,959                  14,099                   14,169
             17,176                  16,189                   15,233
             16,299                  15,361                   14,444
             19,161                  18,059                   15,956
             20,653                  19,466                   16,950
             21,459                  20,225                   16,886
             21,701                  20,454                   17,366
             22,708                  21,403                   18,000
             26,378                  24,861                   18,965
             29,443                  27,750                   20,212
             27,562                  25,977                   19,501
             27,871                  26,268                   19,020
             28,932                  27,269                   20,238
             26,540                  25,014                   18,713
             24,775                  23,350                   17,642
             26,093                  24,592                   18,876
             24,478                  23,070                   17,115
             25,222                  23,771                   17,834
             23,628                  22,269                   16,673
             21,598                  20,356                   15,621
             20,525                  19,344                   15,058
             20,042                  18,890                   14,463
             20,920                  19,717                   14,863
             19,527                  18,404                   14,190
             17,990                  16,956                   13,342
             19,143                  18,042                   14,082
             19,011                  17,918                   14,058
             18,113                  17,072                   13,455

The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Free Index is an unmanaged index that tracks the performance of stock traded on stock exchanges in Pacific Basin countries, including Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, South Korea, Taiwan and Thailand. The index performance is from August 31, 1998. Unlike mutual funds, indexes are not an investment and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/01 (%)

Share class                            A                     B                    C                  S               Z
Inception                           8/19/98               8/19/98              8/19/98            2/01/01         8/12/99
--------------------------------------------------------------------------------------------------------------------------
                               without    with       without    with       without    with        without         without
                                sales     sales       sales     sales       sales     sales        sales           sales
                               charge    charge      charge    charge      charge    charge        charge          charge
--------------------------------------------------------------------------------------------------------------------------
1-year                         -30.60    -34.59      -31.20    -34.53      -31.15    -31.82        -30.43          -30.42
--------------------------------------------------------------------------------------------------------------------------
Life of fund                    23.06     20.54       22.16     21.44       22.14     22.14         23.16           23.26

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the maximum appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class S and Z share (newer class shares) performance includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. Returns are not restated to reflect any expense differential, e.g., 12b-1 fees, between class A and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class S and Z shares would have been higher.

-------------------------------------------------------------------------------
    TOP 10 HOLDINGS AS OF 6/30/01 (%)
    CHINA MOBILE                                                       4.9
    HUTCHISON WHAMPOA                                                  4.0
    HONG KONG & CHINA GAS                                              3.9
    ORIX                                                               3.9
    CANON                                                              3.7
    DBS BANK LTD.                                                      3.6
    LI & FUNG                                                          3.5
    SUN HUNG KAI PROPERTIES                                            3.5
    NTT DOCOMO                                                         3.5
    CHEUNG KONG                                                        3.2

    CALCULATED AS A PERCENTAGE OF NET ASSETS.

    TOP 5 COUNTRIES AS OF 6/30/01 (%)
    HONG KONG                                                         39.3
    JAPAN                                                             31.3
    SINGAPORE                                                         10.8
    INDIA                                                              6.2
    AUSTRALIA                                                          5.6

    CALCULATED AS A PERCENTAGE OF NET ASSETS. SINCE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THE SAME PORTFOLIO HOLDINGS AND COUNTRY BREAKDOWNS IN THE FUTURE.

    BOUGHT
    ---------------------------------------------------------------------------
    MATSUSHITA ELECTRIC WORKS (2.8% OF NET ASSETS)
    THIS COMPANY OPERATES IN SEVERAL INDUSTRIES FOCUSING ON BUILDING
    MATERIALS. MATSUSHITA IS AN EXCELLENT EXAMPLE OF A RESTRUCTURING STORY
    IN JAPAN, SIMILAR TO THE US RESTRUCTURING IN THE EARLY 1980S. THROUGH AGGRESSIVE CONSOLIDATION OF THEIR BUSINESSES, EXPENSES HAVE FALLEN AND RETURN ON EQUITY -- A GOOD MEASURE OF HOW A BUSINESS IS FARING -- HAS RISEN.

    DBS BANK LTD. (DEVELOPMENT BANK OF SINGAPORE) (3.6% OF NET ASSETS)
    WE HAVE CHOSEN TO ADD TO THIS CORE POSITION IN THE FUND, FOLLOWING ITS DECLINE ALONG WITH THE SINGAPORE MARKET. TODAY THE STOCK IS TRADING AT UNDER TWO TIMES BOOK VALUE -- LEVELS NOT SEEN SINCE THE ASIAN FINANCIAL CRISIS -- AND HAS A 3% DIVIDEND YIELD. WE BELIEVE AN EXCELLENT PROVEN MANAGEMENT TEAM LEADS DBS. EVENTUALLY WE EXPECT THE COMPANY WILL BECOME
    AN IMPORTANT REGIONAL FINANCIAL PLAYER. THE COMPANY REPRESENTS, IN OUR VIEW, EXCEPTIONAL VALUE FOR LONG-TERM INVESTORS.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
-------------------------------------------------------------------------------

The Asia-Pacific markets reflected the downdraft of the US markets over the 12-month period ended June 30, 2001. In this context, the fund declined 30.60% (class A shares, without sales charge) for the 12-month period through June 30, 2001. This compares to a decline of 28.72% for the MSCI All Country Asia Pacific Free Index, the fund's benchmark. The fund's relative underperformance was due in part to our overweighted position in Singapore, which was one of the weakest performing markets. The fund's performance was similar to its peers as measured by the 30.35% decline of the Lipper Pacific Region average(1) for the same period.

TWO STEPS FORWARD, ONE STEP BACK FOR JAPAN
After a prolonged period of economic turmoil, Japan has seen a few bright spots in recent months. On the positive side, a March cut in interest rates from the Bank of Japan helped to thwart the first-quarter sell-off that had hurt investors. Subsequently, the dark horse victory of Liberal Democratic Party candidate for prime minister, Koizumi, helped to push the Japanese market to a new high for the year. However, worsening economic indicators and reports of falling corporate profits began to bring investors back to earth in June. These factors, along with the news that Koizumi's proposed reforms could cause near-term economic pain, spurred another sell-off prior to the June 30 period end.

In our view, the iconoclast Koizumi represents Japan's best chance in over a decade to realize much-needed structural reform and, most importantly, the writing off of bad loans within the banking system. The jury is still out on whether the reforms will be successful, and the cynics are not in short supply.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives.

GROWTH STORIES: JAPAN AND CHINA
Two major stories are developing in the region. First, Japan, the world's second-largest economy, is now at the crossroads of vital structural reform. Second is one of the world's significant growth stories -- China. Growth in China is not predicated as much on exports as on domestic demand. This is good news during a global economic slowdown. In fact, domestic demand in China has been positive, with retail sales up 9.9% in the first quarter of 2001. The fund continues to access China through investments in quality companies listed in Hong Kong, which comprised 39.3% of net assets at the end of the period.

Within this uncertain environment, we continue to look for companies with superior earnings predictability, strong balance sheets and attractive valuations. Japan's Fast Retailing (1.5% of net assets) is a good example of a company that meets our requirements. The company has been very successful at growing through new store openings. With Japanese consumers becoming more price conscious, the company's focus on merchandise quality, value and service has become increasingly important.

SINGAPORE: SWEEPING CHANGES AND ATTRACTIVE VALUATIONS
At 10.8% of net assets, Singapore has been one of the worst performers in the Asia-Pacific region during the 12-month period. Many critics question the validity of the "old" model, which featured strong government participation in Singapore's corporate world, and whether Singapore has the entrepreneurial spirit necessary to succeed in the future. We do not agree. We believe Singapore's government is aware of the challenges facing them and that it has made sweeping changes in response. Given the recent sell-off, top-quality companies, such as long-time holding DBS Bank Ltd. -- Development Bank of Singapore (3.6% of net assets) -- are selling at very attractive valuations. We think companies such as DBS will be successful in their drive to become regional players.

LINKS TO US MARKETS REMAIN FOR NOW
Outside mainland China, the region's stock markets have illustrated that while Asian stock prices have long-term value, their current fate is linked to the US stock market and economy. Over time, we believe that this relationship for the less export-sensitive sectors will break down. If this happens, as it has in the past, Asian stocks will perform more in line with their own fundamentals. During the next 12 months we intend to continue focusing on high-quality growth stocks that we believe have the greatest ability to withstand the current economic downturn.

/s/ Chris Legallet

    Chris Legallet

/s/ David R. Smith

    David R. Smith

CHRIS LEGALLET and DAVID R. SMITH are portfolio co-managers of Liberty Newport Asia Pacific Fund. Chris is president and chief investment officer of Newport Fund Management, Inc. and David is a senior vice president of Newport Fund Management, Inc.

International investing offers significant long-term growth potential, but also involves certain risks. Since many of the Asian markets are considered emerging markets, they are subject to a great degree of social, political, currency and economic instability.

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------

June 30, 2001

COMMON
STOCKS - 98.0%
                                         COUNTRY       SHARES         VALUE
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 16.7%
CONSUMER DURABLES & APPAREL - 9.1%
  APPAREL & ACCESSORIES - 3.5%
Li & Fung Ltd.                             HK         376,000      $    617,034
                                                                   ------------
  CONSUMER ELECTRONICS - 5.6%
Matsushita Electric Works, Ltd.            Ja          42,000           485,600
Sony Corp.                                 Ja           7,500           493,105
                                                                   ------------
                                                                        978,705
                                                                   ------------
MEDIA - 2.9%
  PUBLISHING & PRINTING - 2.9%
Singapore Press Holdings Ltd.              Si          27,400           300,521
South China Morning Post Ltd.              HK         330,000           217,887
                                                                   ------------
                                                                        518,408
                                                                   ------------
RETAILING - 4.7%
  APPAREL RETAIL - 3.5%
Fast Retailing Co., Ltd.                   Ja           1,500           260,985
Giordano International Ltd.                HK         674,000           349,966
                                                                   ------------
                                                                        610,951
                                                                   ------------
  GENERAL MERCHANDISE STORES - 1.2%
Don Quijote Co., Ltd.                      Ja           3,200           205,260
                                                                   ------------
-------------------------------------------------------------------------------
CONSUMER STAPLES - 7.0%
CONSUMER DURABLES & APPAREL - 5.6%
Goldcrest Co., Ltd. - New (a)              Ja             950            51,796
Goldcrest Co., Ltd.                        Ja           1,900           103,592
Fosters Group Ltd.                         Au         193,262           540,499
Southcorp Ltd.                             Au          73,246           284,395
                                                                   ------------
                                                                        980,282
                                                                   ------------
FOOD PRODUCTS - 1.4%
Nestle India Ltd.                          In          20,500           243,178
                                                                   ------------
-------------------------------------------------------------------------------
FINANCIALS - 31.3%
BANKS - 10.6%
Commonwealth Bank of Australia             Au           8,650           150,756
DBS Bank Ltd.                              Si          85,771           630,289
HSBC Holdings PLC (b)                      HK          45,393           540,956
Hang Seng Bank, Ltd.                       HK          36,300           372,312
Suruga Bank, Ltd.                          Ja          20,000           168,377
                                                                   ------------
                                                                      1,862,690
                                                                   ------------
DIVERSIFIED FINANCIALS - 12.8%
  CONSUMER FINANCE - 7.5%
Aiful Corp.                                Ja           2,300           207,465
Housing Development Finance Ltd.           In          30,250           428,252
Orix Corp.                                 Ja           7,000           680,805
                                                                   ------------
                                                                      1,316,522
                                                                   ------------
  MULTI-SECTOR HOLDINGS - 5.3%
Cafe De Coral Holdings Ltd.                HK         458,000           226,067
Hutchison Whampoa Ltd.                     HK          70,000           706,740
                                                                   ------------
                                                                        932,807
                                                                   ------------
REAL ESTATE - 7.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 7.9%
Cheung Kong (Holdings) Ltd.                HK          51,000           555,776
City Developments Ltd.                     Si          54,000           208,774
Sun Hung Kai Properties Ltd.               HK          68,000           612,444
                                                                   ------------
                                                                      1,376,994
                                                                   ------------
-------------------------------------------------------------------------------
HEALTH CARE - 1.6%
PHARMACEUTICALS - 1.6%
Takeda Chemical Industries Ltd.            Ja           6,000           279,025
                                                                   ------------
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 17.0%
SOFTWARE & SERVICES - 3.4%
  APPLICATIONS SOFTWARE - 1.1%
Nippon System Development Co., Ltd.        Ja           3,300           200,561
                                                                   ------------
  IT CONSULTING & SERVICES - 2.3%
Infosys Technologies Ltd.                  In           5,100           407,799
                                                                   ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 13.6%
  ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.2%
Keyence Corp.                              Ja             600           119,067
Venture Manufacturing (Singapore) Ltd.     Si          40,000           265,424
                                                                   ------------
                                                                        384,491
                                                                   ------------
  NETWORKING EQUIPMENT - 1.5%
Datacraft Asia Ltd.                        Si          65,100           265,608
                                                                   ------------
  OFFICE ELECTRONICS - 3.7%
Canon, Inc.                                Ja          16,000           646,568
                                                                   ------------
  SEMICONDUCTORS - 6.2%
Murata Manufacturing Co., Ltd.             Ja           3,200           212,700
Rohm Co., Ltd.                             Ja           1,400           217,543
Samsung Electronics                        Ko           2,030           300,279
Taiwan Semiconductor Manufacturing Co. (a) Tw         190,176           354,022
                                                                   ------------
                                                                      1,084,544
                                                                   ------------
INDUSTRIALS - 8.7%
CAPITAL GOODS - 5.0%
  AEROSPACE & DEFENSE - 1.3%
Singapore Technologies Engineering Ltd.    Si         156,000           220,718
                                                                   ------------
  ELECTRICAL COMPONENTS & EQUIP - 2.9%
Johnson Electric Holdings Ltd.             HK         373,700           512,646
                                                                   ------------
  INDUSTRIAL MACHINERY - 0.8%
Union Tool Co.                             Ja           3,300           136,265
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES - 2.3%
  DIVERSIFIED COMMERCIAL SERVICES - 2.0%
Bellsystem24, Inc.                         Ja             200            66,228
Park24 Co., Ltd.                           Ja           3,900           279,242
                                                                   ------------
                                                                        345,470
                                                                   ------------
  ENVIRONMENTAL SERVICES - 0.3%
Sanix, Inc.                                Ja           1,200            60,616
                                                                   ------------
TRANSPORTATION - 1.4%
  HIGHWAY & RAIL INFRASTRUCTURE - 1.4%
Zhejiang Expressway Co., Ltd. Class H      HK       1,016,000           247,490
                                                                   ------------
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 9.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 9.6%
  WIRELESS TELECOMMUNICATION SERVICES - 9.6%
China Mobile Ltd. (a)(b)                   HK         162,500           867,750
NTT DoCoMo, Inc.                           Ja              35           608,964
SK Telecom Co., Ltd.                       Ko           1,450           213,926
                                                                   ------------
                                                                      1,690,640
                                                                   ------------
-------------------------------------------------------------------------------
UTILITIES - 6.1%
ELECTRIC UTILITIES - 2.2%
Huaneng Power International, Inc.          HK         614,000           375,883
                                                                   ------------
GAS UTILITIES - 3.9%
Hong Kong & China Gas Co., Ltd.            HK         548,467           689,108
                                                                   ------------
TOTAL COMMON STOCKS
  (cost of $16,782,124) (c)                                          17,190,263
                                                                   ------------
OTHER ASSETS & LIABILITIES, NET - 2.0%                                  356,764
-------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                $ 17,547,027
                                                                   ------------

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Represents fair value as determined in good faith under procedures approved by the Trustees.
(c) Cost for federal income tax purposes is $16,977,484.

SUMMARY OF
SECURITIES                                                       % OF
BY COUNTRY                        COUNTRY         VALUE         TOTAL
---------------------------------------------------------------------
Hong Kong                        HK         $ 6,892,059          40.1%
Japan                            Ja           5,483,764          31.9
Singapore                        Si           1,891,334          11.0
India                            In           1,079,229           6.3
Australia                        Au             975,650           5.7
Korea                            Ko             514,205           3.0
Taiwan                           Tw             354,022           2.0
                                            -----------         -----
                                            $17,190,263         100.0%
                                            -----------         -----
Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

June 30, 2001

ASSETS
Investments at value (cost of $16,782,124)                      $ 17,190,263
Receivable for:
 Investments sold                                                    833,990
 Fund shares sold                                                        757
 Dividends                                                            40,387
 Expense reimbursement due from Advisor                              134,575
                                                                ------------
    Total Assets                                                  18,199,972
LIABILITIES
Foreign currencies (cost of $69,654)                                  78,294
Payable to custodian bank                                            416,515
Payable for:
 Investments purchased                                                72,951
 Fund shares repurchased                                              24,381
 Management fee                                                       15,237
 Administration fee                                                    3,653
 Transfer agent fee                                                    6,562
 Bookkeeping fee                                                       2,249
Other liabilities                                                     33,103
                                                                ------------
    Total Liabilities                                                652,945
                                                                ------------
NET ASSETS                                                      $ 17,547,027
                                                                ------------
COMPOSITION OF NET ASSETS
Paid in capital                                                 $ 24,122,331
Overdistributed net investment income                               (229,739)
Accumulated net realized loss                                     (6,744,776)
Net unrealized appreciation/
  depreciation on:
 Investments                                                         408,139
 Foreign currency transactions                                        (8,928)
                                                                ------------
NET ASSETS                                                      $ 17,547,027
                                                                ------------
Net asset value and redemption
 price per share - Class A
 ($9,222,446/559,058)                                                $ 16.50(a)
                                                                ------------
Maximum offering price per share - Class A ($16.50/0.9425)           $ 17.51(b)
                                                                ------------
Net asset value and offering price per share - Class B
 ($6,903,335/426,375)                                                $ 16.19(a)
                                                                ------------
Net asset value and offering price per share - Class C
  ($1,109,050/68,527)                                                $ 16.18(a)
                                                                ------------
Net asset value, offering and redemption price per share -
  Class S ($304,741/18,420)                                          $ 16.54
                                                                ------------
Net asset value, offering and redemption price per share --
  Class Z ($7,455/450)                                               $ 16.57
                                                                ------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

For the Year Ended June 30, 2001

INVESTMENT INCOME
Dividend income                                                     $   337,826
Interest income                                                          19,133
                                                                    -----------
    Total Investment Income (net of
     foreign taxes withheld of $27,175)                                 356,959
EXPENSES
Management fee                                   $   181,645
Administration fee                                    45,411
Service fee - Class A                                 24,072
Service fee - Class B                                 16,029
Service fee - Class C                                  3,111
Distribution fee - Class B                            48,195
Distribution fee - Class C                             9,169
Transfer agent fee                                    88,646
Bookkeeping fee                                       27,000
Registration fee                                      69,691
Merger expenses                                       44,564
Custody fee                                           45,164
Reports to shareholders                               33,022
Other expenses                                        42,943
                                                 -----------
 Total Expenses                                      678,662
Fees and expenses waived or borne
  by Advisor/Administrator                          (233,290)
                                                 -----------
  Net Expenses                                                          445,372
                                                                    -----------
  Net Investment Loss                                                   (88,413)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON PORTFOLIO POSITIONS
Net realized loss on:
 Investments                                      (2,586,498)
 Foreign currency transactions                       (55,185)
                                                 -----------
    Net realized loss                                                (2,641,683)

Net change in unrealized appreciation/
 depreciation on:
 Investments                                      (3,943,313)
 Foreign currency transactions                        (9,576)
                                                 -----------
    Net change in unrealized
     appreciation/depreciation                                       (3,952,889)
                                                                    -----------
    Net Loss                                                         (6,594,572)
                                                                    -----------
Decrease in Net Assets from Operations                              $(6,682,985)
                                                                    -----------

STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED            YEAR ENDED
                                                                      JUNE 30,              JUNE 30,
                                                                      2001(a)               2000(b)
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment loss                                               $    (88,413)          $   (120,304)
Net realized gain (loss) on investments and foreign currency
 transactions                                                       (2,641,683)               410,446
Net change in unrealized appreciation/depreciation on
 investments and foreign currency transactions                      (3,952,889)             2,324,656
                                                                  ------------           ------------
    Net Increase (Decrease) resulting from Operations               (6,682,985)             2,614,798
                                                                  ------------           ------------
DISTRIBUTION TO SHAREHOLDERS:
In excess of net investment income - Class A                              --                 (142,698)
From net realized gains - Class A                                      (74,825)              (238,424)
In excess of net realized gains - Class A                             (183,124)                  --
In excess of net investment income - Class B                              --                  (52,972)
From net realized gains - Class B                                      (42,578)               (96,034)
In excess of net realized gains - Class B                             (104,203)                  --
In excess of net investment income - Class C                              --                  (12,906)
From net realized gains - Class C                                       (8,565)               (23,397)
In excess of net realized gains - Class C                              (20,962)                  --
In excess of net investment icnome - Class Z                              --                  (43,109)
From net realized gains - Class Z                                      (17,279)               (70,191)
In excess of net realized gains - Class Z                              (42,287)                  --
                                                                  ------------           ------------
Total Distribution to Shareholders                                    (493,823)              (679,731)
                                                                  ------------           ------------
SHARE TRANSACTIONS:
Subscriptions - Class A                                              8,342,526              4,730,511
Proceeds received in connection with merger - Class A                3,014,866                   --
Distributions reinvested - Class A                                     241,163                379,230
Redemptions - Class A                                               (9,036,764)              (846,242)
                                                                  ------------           ------------
  Net Increase - Class A                                             2,561,791              4,263,499
                                                                  ------------           ------------
Subscriptions - Class B                                              1,986,039              6,739,701
Proceeds received in connection with merger - Class B                5,038,605                   --
Distributions reinvested - Class B                                     135,800                122,815
Redemptions - Class B                                               (3,576,598)            (1,698,096)
                                                                  ------------           ------------
  Net Increase - Class B                                             3,583,846              5,164,420
                                                                  ------------           ------------
Subscriptions - Class C                                                316,912              1,147,660
Proceeds received in connection with merger - Class C                  599,024                   --
Distributions reinvested - Class C                                      26,549                 34,735
Redemptions - Class C                                                 (736,420)               (56,962)
                                                                  ------------           ------------
  Net Increase - Class C                                               206,065              1,125,433
                                                                  ------------           ------------
Subscriptions - Class S                                                 18,236                   --
Proceeds received in connection with merger - Class S                  353,656                   --
Redemptions - Class S                                                  (22,422)                  --
                                                                  ------------           ------------
  Net Increase - Class S                                               349,470                   --
                                                                  ------------           ------------
Subscriptions - Class Z                                                234,202              1,880,039
Distributions reinvested - Class Z                                      59,566                113,744
Redemptions - Class Z                                               (1,799,873)              (276,434)
                                                                  ------------           ------------
  Net Increase (Decrease) - Class Z                                 (1,506,105)             1,717,349
                                                                  ------------           ------------
  Net Increase from Share Transactions                               5,195,067             12,270,701
                                                                  ------------           ------------
  Total Increase (Decrease) in Net Assets                           (1,981,741)            14,205,768
                                                                  ------------           ------------

NET ASSETS
Beginning of period                                                 19,528,768              5,323,000
                                                                  ------------           ------------
End of period (including overdistributed net investment
  income of $(229,739) and $(387,897), respectively)              $ 17,547,027           $ 19,528,768
                                                                  ------------           ------------
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions - Class A                                                481,172                190,945
Issued in connection with merger - Class A                             159,239                   --
Issued for distributions reinvested - Class A                           12,476                 15,606
Redemptions - Class A                                                 (509,870)               (32,850)
                                                                  ------------           ------------
  Net Increase - Class A                                               143,017                173,701
                                                                  ------------           ------------
Subscriptions - Class B                                                108,191                277,546
Issued in connection with merger - Class B                             270,326                   --
Issued for distributions reinvested - Class B                            7,129                  5,090
Redemptions - Class B                                                 (199,400)               (69,747)
                                                                  ------------           ------------
  Net Increase - Class B                                               186,246                212,889
                                                                  ------------           ------------
Subscriptions - Class C                                                 16,588                 47,266
Issued in connection with merger - Class C                              32,164                   --
Issued for distributions reinvested - Class C                            1,395                  1,440
Redemptions - Class C                                                  (38,617)                (2,401)
                                                                  ------------           ------------
  Net Increase - Class C                                                11,530                 46,305
                                                                  ------------           ------------
Subscriptions - Class S                                                  1,046                   --
Issued in connection with merger - Class S                              18,682                   --
Redemptions - Class S                                                   (1,308)                  --
                                                                  ------------           ------------
  Net Increase - Class S                                                18,420                   --
                                                                  ------------           ------------
Subscriptions - Class Z                                                 10,500                 91,211
Issued for distributions reinvested - Class Z                            3,074                  4,681
Redemptions - Class Z                                                  (98,365)               (10,651)
                                                                  ------------           ------------
  Net Increase (Decrease) - Class Z                                    (84,791)                85,241
                                                                  ------------           ------------

(a) Class S shares were initially offered on February 1, 2001.
(b) Class Z shares were initially offered on August 13, 1999.

See notes to financial statements.


-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 2001

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Newport Asia Pacific Fund (the "Fund"), a series of Liberty Funds Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in or which derive a substantial portion of their revenue from business activity with or in the Asia Pacific Region. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class Z. Class A shares are sold with a front- end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Effective February 1, 2001, the Fund began offering Class S shares. Class S and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S and Class Z shares, as described in the Fund's prospectuses.

On February 2, 2001, the Stein Roe Small Cap Tiger Fund merged into the Fund as follows:

                              MUTUAL FUND          UNREALIZED
      SHARES ISSUED       NET ASSETS RECEIVED    DEPRECIATION(1)
      -------------       -------------------    ---------------
         480,411              $9,006,151           ($110,573)

                             NET ASSETS OF         NET ASSETS
    NET ASSETS OF THE      OTHER MUTUAL FUND       OF THE FUND
      FUND PRIOR TO      IMMEDIATELY PRIOR TO   IMMEDIATELY AFTER
       COMBINATION            COMBINATION          COMBINATION
       -----------            -----------          -----------
       $14,061,535            $9,006,151           $23,067,686

(1) Unrealized depreciation is included in the Mutual Fund Net Assets Received amount shown above.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the local market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                          INCREASE (DECREASE)
                          -------------------
                            OVERDISTRIBUTED       ACCUMULATED NET
     PAID IN CAPITAL     NET INVESTMENT INCOME     REALIZED LOSS
     ---------------     ---------------------     -------------
       $3,502,681               $246,571           $(3,749,252)

These differences are due primarily to the assumption of capital loss carryforward from Stein Roe Small Cap Tiger Fund.

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Additionally, net capital and currency losses of $3,029,655 and $33,945, respectively, attributable to transactions occurring after October 31, 2000 are treated as arising on the first day of the next taxable year.

CAPITAL LOSS CARRYFORWARD:

The Fund assumed approximately $3,795,000 of capital losses from the merger with Stein Roe Small Cap Tiger Fund (see Note 1), which may be applied against any realized net taxable gains in future years, or until the expiration date of June 30, 2006. Utilization of such losses are subject to limitations imposed by the Internal Revenue Code.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions include the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Corporate actions, including dividends, are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Newport Fund Management, Inc. (the "Advisor") is the investment advisor of the Fund and receives a monthly fee equal to 1.00% annually of the Fund's average net assets.

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE:

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus a percentage of the Fund's average net assets as follows:

AVERAGE NET ASSETS                      ANNUAL FEE RATE
------------------                      ---------------

First $50 million                          No charge
Next $950 million                           0.035%
Next $1 billion                             0.025%
Next $1 billion                             0.015%
Over $3 billion                             0.001%

TRANSFER AGENT FEE:

Liberty Funds Services, Inc., (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc., (the "Distributor"), a subsidiary of the Administrator, is the Fund's principal underwriter. For the year ended June 30, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $10,114 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $8, $56,028 and $2,929 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a monthly service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average net assets.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the year ended June 30, 2001, purchases and sales of investments, other than short-term obligations, were $7,467,168 and $11,056,371, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for financial statement and federal income tax purposes was:

   Gross unrealized appreciation                                $ 2,910,194
   Gross unrealized depreciation                                 (2,697,415)
                                                                -----------
       Net unrealized appreciation                              $   212,779
                                                                -----------

OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended June 30, 2001.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

At June 30, 2001, Colonial Management Associates, Inc. owned 23.5%, of the Fund's outstanding shares.

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                        YEAR ENDED JUNE 30, 2001
                                                CLASS A           CLASS B           CLASS C            CLASS S(a)     CLASS Z
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  24.55          $  24.31          $  24.28         $  19.06        $  24.59
                                               --------          --------          --------         --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                  (0.04)            (0.15)            (0.18)            0.08           (0.16)
Net realized and unrealized loss                  (7.38)            (7.34)            (7.29)           (2.60)          (7.23)
                                               --------          --------          --------         --------        --------
Total from Investment Operations                  (7.42)            (7.49)            (7.47)           (2.52)          (7.39)
                                               --------          --------          --------         --------        --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                           (0.18)            (0.18)            (0.18)              --           (0.18)
In excess of net realized gains                   (0.45)            (0.45)            (0.45)              --           (0.45)
                                               --------          --------          --------         --------        --------
Total Distributions Declared to Shareholders      (0.63)            (0.63)            (0.63)              --           (0.63)
                                               --------          --------          --------         --------        --------
NET ASSET VALUE, END OF PERIOD                 $  16.50          $  16.19          $  16.18         $  16.54        $  16.57
                                               --------          --------          --------         --------        --------
Total return (c)(d)                            (30.60)%          (31.20)%          (31.15)%         (13.22)%(e)     (30.42)%
                                               --------          --------          --------         --------        --------
RATIOS TO AVERAGE NET ASSETS
Expenses                                          2.15%             2.90%             2.90%            1.90%(f)        1.87%
Net investment income (loss)                    (0.22)%           (0.80)%           (0.92)%            1.08%(f)      (0.72)%
Waiver/reimbursement                              1.26%             1.38%             1.29%            1.99%(f)        0.75%
Portfolio turnover rate                             43%               43%               43%              43%             43%
Net assets at end of period (000's)            $  9,222          $  6,903          $  1,109         $   305        $      7

(a) Class S shares were initially offered on February 1, 2001. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

-----------------------------------------------------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Foreign taxes paid during the fiscal year ended June 30, 2001 amounting to $27,175 ($0.0288 per share) are expected to be passed through to the shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31,
2001. Gross income derived from sources within foreign countries amounted to $338,083 ($0.3871 per share) for the fiscal year ended June 30, 2001.

The Fund designates $204,035 of long-term capital gains earned during the fiscal year ended June 30, 2001.

-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                           YEAR ENDED JUNE 30, 2000
                                                     CLASS A              CLASS B             CLASS C            CLASS Z(c)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  19.01             $  18.90            $  18.90            $  19.86
                                                     --------             --------            --------            --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)                              (0.16)               (0.34)              (0.34)              (0.08)
Net realized and unrealized gain                         7.03                 7.03                7.00                6.15
                                                     --------             --------            --------            --------
Total from Investment Operations                         6.87                 6.69                6.66                6.07
                                                     --------             --------            --------            --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.50)               (0.45)              (0.45)              (0.51)
From net realized gains                                 (0.83)               (0.83)              (0.83)              (0.83)
                                                     --------             --------            --------            --------
Total Distributions Declared to Shareholders            (1.33)               (1.28)              (1.28)              (1.34)
                                                     --------             --------            --------            --------
NET ASSET VALUE, END OF PERIOD                       $  24.55             $  24.31            $  24.28            $  24.59
                                                     --------             --------            --------            --------
Total return (d)(e)                                    36.18%               35.43%              35.27%              30.65%(f)
                                                     --------             --------            --------            --------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                            2.15%                2.90%               2.90%               1.48%(h)
Net investment loss (g)                               (0.65)%              (1.40)%             (1.40)%             (0.38)%(h)
Waiver/reimbursement (g)                                0.96%                0.96%               0.96%               0.21%(h)
Portfolio turnover                                        31%                  31%                 31%                 31%
Net assets at end of period (000's)                 $  10,213             $  5,836            $  1,383            $  2,097

(a) Net of fees and expenses waived or borne
    by the Advisor/Administrator which
    amounted to:                                     $  0.233             $  0.233            $  0.233            $  0.046
(b) Per share data was calculated using average shares outstanding during the period.
(c) Class Z shares were initially offered on August 13, 1999. Per share data reflects activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

-------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                              PERIOD ENDED
                                                                            JUNE 30, 1999(b)
                                                            CLASS A              CLASS B              CLASS C
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 10.00             $ 10.00               $ 10.00
                                                            -------             -------               -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(c)                                    (0.02)              (0.11)                (0.11)
Net realized and unrealized gain                               9.14                9.10                  9.10
                                                            -------             -------               -------
Total from Investment Operations                               9.12                8.99                  8.99
                                                            -------             -------               -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    (0.11)              (0.09)                (0.09)
                                                            -------             -------               -------
NET ASSET VALUE, END OF PERIOD                              $ 19.01             $ 18.90               $ 18.90
                                                            -------             -------               -------
Total return (d)(e)(f)                                       91.64%              90.36%                90.36%
                                                            -------             -------               -------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                                               2.15%               2.90%                 2.90%
Net investment loss (g)(h)                                  (0.15)%             (0.90)%               (0.90)%
Waiver/reimbursement (g)(h)                                   3.10%               3.10%                 3.10%
Portfolio turnover(f)                                           26%                 26%                   26%
Net assets at end of period (000's)                         $4,4606             $   515               $   202

(a) Net of fees and expenses waived or borne by the
    Advisor/Administrator which amounted to:                $ 0.365             $ 0.365               $  0.365
(b) The Fund commenced investment operations on August 19, 1998.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------


TO THE TRUSTEES OF LIBERTY FUNDS TRUST VI AND THE SHAREHOLDERS OF LIBERTY NEWPORT ASIA PACIFIC FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Newport Asia Pacific Fund, (the "Fund") (a series of Liberty Funds Trust VI), at June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at June 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 16, 2001

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TRUSTEES & TRANSFER AGENT
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DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Newport Asia Pacific Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Asia Pacific Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

ANNUAL REPORT:
Liberty Newport Asia Pacific Fund
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                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

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LIBERTY NEWPORT ASIA PACIFIC FUND  Annual Report, June 30, 2001     PRSRT STD
                                                                   U.S. POSTAGE
                                                                      PAID
                                                                   Holliston, MA
                                                                   PERMIT NO. 20
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[logo] LIBERTY
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               FUNDS

          Liberty Funds Distributor, Inc. (C)2001
          One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
          www.libertyfunds.com


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